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                   MFS(R) REAL ESTATE INVESTMENT FUND

             Supplement to Prospectus dated March 17, 1998


         The Board of Trustees which oversees the MFS(R) Real Estate Investment Fund (the "Fund") decided yesterday to terminate the Fund effective October 30, 1998, or as soon thereafter as practicable (the "Termination Date"). In connection with the termination of the Fund, the Board of Trustees has suspended the sale of the Fund's shares effective immediately. Consequently, purchase orders for Fund shares received on or after October 14, 1998 will be rejected by the Fund.

         Enclosed is a formal Notice of Termination which is designed to answer any questions concerning the Fund's termination. As described more fully in this Notice, until the Termination Date, shareholders may choose to redeem their Fund shares or exchange their shares for shares of the same class of any fund in the MFS Family of Funds(R) which permits exchanges at such fund's then current net asset value. If a shareholder takes no action, his or her shares will automatically be exchanged on the Termination Date for shares of the MFS(R) Money Market Fund ("MMM").

         MMM, a member of the Family of Funds, seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. MMM's prospectus is enclosed with the Notice of Termination.


            THE DATE OF THIS SUPPLEMENT IS OCTOBER 15, 1998